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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 9, 2002
                (DATE OF EARLIEST EVENT REPORTED: JUNE 25, 2002)


                           TECHNICAL OLYMPIC USA, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                      000-23677           76-0460831
   (STATE OR OTHER JURISDICTION OF         (COMMISSION       (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)          FILE NUMBER)     IDENTIFICATION NO.)


                        4000 HOLLYWOOD BLVD., SUITE 500N
                            HOLLYWOOD, FLORIDA 33021
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (954) 364-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              NEWMARK HOMES CORP.
                           1200 SOLDIERS FIELD DRIVE
                            SUGAR LAND, TEXAS 77479
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 25, 2002, Engle Holdings Corp. ("Engle Holdings") merged with and into Newmark Homes Corp. ("Newmark") pursuant to a stock-for-stock merger (the "Merger"). Newmark was the surviving corporation in the Merger (the "Company") and changed its name as a result of the Merger to "Technical Olympic USA, Inc." The Company's trading symbol changed from "NHCH" to "TOUS". On June 26, 2002, the Company started trading under this new symbol. In conjunction with the Merger, the Company amended its Certificate of Incorporation to: (i) increase the number of authorized shares of common stock from 30,000,000 to 67,000,000, and (ii) increase the maximum number of authorized directors on our board from 10 to 15 directors.

Engle Holdings was a 100% owned subsidiary of Technical Olympic, Inc., a Delaware corporation ("TOI") and Newmark's majority stockholder. Pursuant to the Merger, each issued and outstanding share of Engle Holdings common stock was exchanged for 1,724.08294 shares of Newmark common stock with 16,378,787 additional shares of the Company being issued to TOI. Additionally, the Company assumed approximately $72 million of mezzanine debt of TOI immediately prior to the Merger. Prior to the Merger, TOI owned 80% of Newmark and following the Merger, TOI owns 91.75% of the Company. As both Engle Holdings and Newmark are under the control of TOI, pursuant to Statement of Financial Accounting Standards (SFAS) No. 141, Business Combinations, the transaction is being accounted for as a reorganization of entities under common control, whereby Newmark recognized the assets and liabilities transferred at their carrying amounts in the accounts of Engle Holdings at the date of transfer.

ITEM 5. OTHER EVENTS

Concurrently with the Merger, the Company completed a private placement of $200 million 9% Senior Notes due 2010 and $150 million 10 3/8% Senior Subordinated Notes due 2012 (the "Offering"). The net proceeds from the Offering, which approximated $336 million, along with cash on hand, were used to repay certain indebtedness of both Newmark and Engle as well as the approximately $72 million of mezzanine debt of TOI assumed by the Company in connection with the Merger. Concurrently with the closing of the Offering, the Company also entered into a revolving credit facility that will provide for loans up to $220 million.

CAUTIONARY STATEMENT FOR PURPOSES OF THE "SAFE HARBOR" PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

The Company is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, the Company. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, the Company cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Company. Where, in any forward- looking statement, the Company, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," and "anticipate" and similar expressions identify forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of the business acquired:

                  Any required financial statements or other financial information for the Merger will be filed by amendment within 60 days after the date that this initial report on Form 8-K was filed.

         (b)      Pro forma financial information:

                  Any required pro forma financial information will be filed by amendment within 60 days after this initial report on Form 8-K was filed.

         (c)      Exhibits:


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Exhibit
Number            Description

1.1 Purchase Agreement dated June 14, 2002, between Newmark Homes Corp., certain direct and indirect subsidiaries of Newmark, Salomon Smith Barney Inc., Deutsche Bank Securities Inc. and Fleet Securities, Inc. as the Initial Purchasers.

2.1 Agreement and Plan of Merger dated April 8, 2002, by and among Newmark Homes Corp., Engle Holdings Corp., and Technical Olympic, Inc. (incorporated by reference to Exhibit 99.A to Newmark's Information Statement on Schedule 14-C filed with the Securities and Exchange Commission (the "Commission") on June 3, 2002).

2.2 Registration Rights Agreement dated June 25, 2002, among Technical Olympic USA, Inc. and Technical Olympic, Inc.

3.1 The Certificate of Amendment amending the Certificate of Incorporation of Newmark Homes Corp. (incorporated by reference to Exhibit 99.B to Newmark's Information Statement on Schedule 14-C filed with the Commission on June 3, 2002).

4.1 Indenture dated as of June 25, 2002, among Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, relating to the Senior Notes.

4.2 Indenture dated as of June 25, 2002, among Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc. and Wells Fargo Bank Minnesota, National Association, as Trustee, related to the Senior Subordinated Notes.

4.3 Registration Rights Agreement dated June 25, 2002, among Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc., Salomon Smith Barney, Inc., Deutsche Bank Securities, Inc. and Fleet Securities, Inc. relating to the Senior Notes.

4.4 Registration Rights Agreement dated June 25, 2002, among Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc., Salomon Smith Barney Inc., Deutsche Bank Securities Inc. and Fleet Securities, Inc. relating to the Senior Subordinated Notes.

99.1 Press Release of Technical Olympic USA, Inc. (formerly Newmark Homes Corp.) dated June 25, 2002.

99.2 Credit Agreement dated June 25, 2002, among Technical Olympic USA, Inc., the Lenders and Issuers named therein, Citicorp North America, Inc. as Administrative Agent, Fleet National Bank as Documentation Agent and Salomon Smith Barney Inc. as Sole Arranger and Sole Book Manager.

99.3              Employment Agreement between Newmark Homes Corp. and Antonio
                  B. Mon dated April 5, 2002 (incorporated by reference to
                  Exhibit 99.E to Newmark's Information Statement on Schedule 14-C filed with the Commission on June 3, 2002).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Technical Olympic USA, Inc.

                                                By: /s/ TOMMY McADEN
                                                    ------------------------
                                                    Vice President - Finance
                                                    and Administration and
                                                    Chief Financial Officer


Date: July 9, 2002

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                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
------            -----------

1.1               Purchase Agreement dated June 14, 2002, between Newmark Homes
                  Corp., certain direct and indirect subsidiaries of Newmark, Salomon Smith Barney Inc., Deutsche Bank Securities Inc. and
                  Fleet Securities, Inc. as the Initial Purchasers.

2.1               Agreement and Plan of Merger dated April 8, 2002, by and among
                  Newmark Homes Corp., Engle Holdings Corp., and Technical
                  Olympic, Inc. (incorporated by reference to Exhibit 99.A to
                  Newmark's Information Statement on Schedule 14-C filed with the Commission on June 3, 2002).

2.2               Registration Rights Agreement dated June 25, 2002, among
                  Technical Olympic USA, Inc. and Technical Olympic, Inc.

3.1               The Certificate of Amendment amending the Certificate of
                  Incorporation of Newmark Homes Corp. (incorporated by reference to Exhibit 99.B to Newmark's Information Statement on Schedule 14-C filed with the Commission on June 3, 2002).

4.1               Indenture dated as of June 25, 2002, among Technical Olympic
                  USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc. and Wells Fargo Bank Minnesota,
                  National Association, as Trustee, relating to the Senior
                  Notes.

4.2               Indenture dated as of June 25, 2002, among Technical Olympic
                  USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc. and Wells Fargo Bank Minnesota,
                  National Association, as Trustee, related to the Senior
                  Subordinated Notes.

4.3               Registration Rights Agreement dated June 25, 2002, among
                  Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc., Salomon Smith
                  Barney, Inc., Deutsche Bank Securities, Inc. and Fleet
                  Securities, Inc. relating to the Senior Notes.

4.4               Registration Rights Agreement dated June 25, 2002, among
                  Technical Olympic USA, Inc., certain direct and indirect subsidiaries of Technical Olympic USA, Inc., Salomon Smith
                  Barney Inc., Deutsche Bank Securities Inc. and Fleet
                  Securities, Inc. relating to the Senior Subordinated Notes.

99.1              Press Release of Technical Olympic USA, Inc. (formerly Newmark
                  Homes Corp.) dated June 25, 2002.

99.2              Credit Agreement dated June 25, 2002, among Technical Olympic
                  USA, Inc., the Lenders and Issuers named therein, Citicorp
                  North America, Inc. as Administrative Agent, Fleet National
                  Bank as Documentation Agent and Salomon Smith Barney Inc. as
                  Sole Arranger and Sole Book Manager.

99.3              Employment Agreement between Newmark Homes Corp. and Antonio
                  B. Mon dated April 5, 2002 (incorporated by reference to
                  Exhibit 99.E to Newmark's Information Statement on Schedule
                  14-C filed with the Commission on June 3, 2002).

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